Scudder Tax Free Money Fund

Annual Report
December 31, 1996

Pure No-Load(TM) Funds

A money market fund offering opportunities for tax-free income and stability of principal from high-quality, short-term tax-exempt securities.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

                               Table of Contents
2    In Brief
3    Letter from the Fund's President
4    Portfolio Management Discussion
7    Investment Portfolio
13   Financial Statements
16   Financial Highlights
17   Notes to Financial Statements
19   Report of Independent Accountants
20   Tax Information
21   Shareholder Meeting Results
25   Officers and Trustees
26   Investment Products and Services
27   How to Contact Scudder


                                    In Brief

o As of December 31, 1996, Scudder Tax Free Money Fund provided a higher after-tax yield than the average taxable money fund. The Fund's 3.30% 7-day net annualized yield translated into a 5.16% fully taxable yield for those in the 36% tax bracket. The average 7-day yield for taxable money funds was 4.90% for the same period, according to IBC's Money Fund Report.

o The Fund's total return for the period was 2.91%, in keeping with the 2.93% average return of the 133 tax-free money funds tracked by Lipper Analytical Services.

o As of December 31, the Fund's average maturity stood at a relatively neutral 56 days, compared with 51 days for the average tax free money fund tracked by IBC.


                         2 - Scudder Tax Free Money Fund

                        Letter From the Fund's President

Dear Shareholders,

     We hope you enjoy our newly redesigned shareholder report. The new format is designed to enhance the attractiveness and readability of the reports. Let us know what you think.

     This annual report for Scudder Tax Free Money Fund covers a period of strength for both the U.S. economy and stock market. The economy has been experiencing an expansion of record length, and while a mild recession would not be a surprise this year, there are few reasons to question the economy's long-term strength. While the financial markets will always surge and dip in response to short-term indicators, we believe many long-term structural factors such as deregulation, globalization, and technology are setting the stage for an extended period of global economic growth without harmful levels of inflation. As such, we don't expect the Federal Reserve to raise interest rates any time soon, although it remains a possibility.

     Money market funds generally provided attractive returns during 1996 for those investors seeking a stable share price and an interest-paying alternative to cash. Money funds consistently attracted investor interest, ending the year at approximately $910 billion in total assets. Scudder Tax Free Money Fund posted a 3.30% 7-day net annualized yield as of December 31, 1996.

     Money market funds remain an important part of any well-balanced portfolio, providing both a convenient parking place for cash savings and a haven from the market's short-term fluctuations. Regardless of the economic environment, Scudder Tax Free Money Fund will seek to maintain its $1.00 share price and income free from federal taxes.

     I'd like to highlight an innovative new product Scudder launched recently called Scudder Pathway Series. A "fund of funds," Pathway Series is a collection of four distinct mutual fund portfolios -- Conservative, Growth, Balanced, and International -- that offers flexibility, diversification, and simplicity. Each portfolio invests in a select mix of Scudder Funds designed to help achieve a specific investment objective. For more information on Scudder Fund products and services, please turn to page 26. Should you have any questions about your Fund or investments, please contact a Scudder Investor Relations representative at 1-800-225-2470, or access our Web site at http://funds.scudder.com.

Sincerely,

/s/David S. Lee
David S. Lee
President,
Scudder Tax Free Money Fund


                         3 - Scudder Tax Free Money Fund

                        Portfolio Management Discussion

Dear Shareholders,

1996 provided money market investors with respectable yields, although a much anticipated increase in short-term interest rates failed to materialize due primarily to continued low inflation and moderate economic growth. These factors bode well for the U.S. economy, and also increase the likelihood of comparatively high inflation-adjusted yields overall. Scudder Tax Free Money Fund provided a 3.30% 7-day net annualized yield as of December 31, 1996, which translates into a 5.16% fully taxable yield for those in the 36% tax bracket. The average 7-day yield for taxable money funds, by comparison, was 4.90% for the same period, according to IBC's Money Fund Report. The Fund's total return for the period was 2.91%, compared with the 2.93% average return of the 133 tax-free money funds tracked by Lipper Analytical Services.

                      Money Markets Provide Haven in 1996

1996 was a noteworthy year for U.S. stocks, with diminished enthusiasm for bonds as a result. The S&P 500 Index increased almost 23% for the year, despite wide vacillations in investor sentiment. In July, for instance, stock returns were hit hard by inflation fears arising from surprisingly strong economic indicators. Bond returns for the year were generally mediocre, as long-term rates ended the year higher, but ratcheted down somewhat over the last six months of 1996.

Money market funds provided a haven for those uncomfortable with the market's short-term gyrations, as well as for those who desired a convenient resting place for their savings. During the year, more than $135 billion flowed into money funds overall, with industry-wide money fund assets reaching $910 billion by the end of December.

Money market fund managers spent much of the year with their eyes on the Federal Reserve, anticipating a potential interest rate hike. As a result, many money funds defensively shortened their average maturities. Once the Federal Reserve declined to raise rates in September, sentiment shifted and money fund managers began extending maturities to capture higher yields.

                       Portfolio Maintains Neutral Stance

After the Federal Reserve increased short-term interest rates in February, we began increasing the Fund's average maturity. Market uncertainty caused us to remain fairly neutral during most of the year, however, as investors prepared for a hike in short-term rates that never materialized. While we were not convinced that a rate increase was imminent, we were forced to respond to market volatility by taking a slightly defensive position. The tradeoff was the lost opportunity to capture the superior yields offered by longer-maturity instruments. Once we felt comfortable extending the Fund's average maturity in September, instruments with longer maturities offered only modest additional value when compared with more liquid investments available in the marketplace.


                         4 - Scudder Tax Free Money Fund

Despite these factors, the Fund continued to post competitive returns during the year. We continue our search for federally tax-free securities at the longer end of the maturity spectrum that offer the opportunity to lock in attractive yields. As of December 31, the Fund's average maturity stood at a neutral 56 days, compared with 51 days for the average tax-free money fund.

At the close of the period, 60% of the Fund was invested in tax-exempt variable rate demand notes. These very short term securities pay interest at current market levels and return their entire face value when redeemed, which affords the Fund a great deal of liquidity and price stability.

A significant portion of the Fund's portfolio (20%) was invested in tax-exempt commercial paper, much of it in the 35- to 40-day maturity range. Although these instruments provide less liquidity than shorter-term instruments, they offer the opportunity to lock in some attractive yields. Moreover, there is an abundance of liquidity in the rest of the Fund's holdings that allows us the flexibility to react quickly to interest rate fluctuations if necessary.

                               The Coming Months

Absent any unforeseen shocks, 1997 should provide investors with moderate economic growth, stable to higher stock prices, and uncertainty with respect to interest rates. While always a possibility, we don't expect the Federal Reserve to lower short-term interest rates any time soon.


                         5 - Scudder Tax Free Money Fund

In this environment, we plan to favor money market securities that offer good relative value across the maturity spectrum. Our focus will remain on quality as we select investments to maintain Scudder Tax Free Money Fund's stable share price and competitive yield, with the added benefit of federally tax-free income. We believe Scudder Tax Free Money Fund continues to offer a relatively safe vehicle for meeting your short-term investment needs.

Please call a Scudder representative at 1-800-225-2470 should you have any questions about your Fund. Thank you for choosing Scudder Tax Free Money Fund.

Sincerely,
Your Portfolio Management Team
/s/K. Sue Cote      /s/Donald C. Carleton
K. Sue Cote         Donald C. Carleton


                                Scudder Tax Free
                                   Money Fund:
                          A Team Approach to Investing

Scudder Tax Free Money Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Lead Portfolio Manager K. Sue Cote, who joined Scudder in 1983, assumed responsibility for the Fund's investment strategy and operations in 1986 and has over 10 years of experience in short-term tax free investing. Donald C. Carleton, Portfolio Manager, has worked on the Fund since 1986 and has 26 years of experience in tax-free investing.

Your Portfolio Management Team: K. Sue Cote and Donald C. Carleton (photographs)

                         6 - Scudder Tax Free Money Fund

                  Investment Portfolio as of December 31, 1996

                                                                                                      Credit
                                                                                       Principal    Rating (b)      Value ($)
                                                                                      Amount ($)    (Unaudited)     (Note A)
-----------------------------------------------------------------------------------------------------------------------------
Municipal Investments 100.0%
-----------------------------------------------------------------------------------------------------------------------------
Alabama

Montgomery, AL, Pollution Control and Solid Waste, General Electric Co.
  Project, Series 1990, Tax Exempt Commercial Paper, 3.55%, 2/24/97 ...............     850,000          A1+          850,000

Phenix City, AL, Industrial Development Bond, Mead Coated Board Project, Daily
  Demand Note, 5.1%, 10/1/25* .....................................................     600,000          A1           600,000

Alaska

Alaska Housing Finance Corp., General Mortgage Revenue, Series 1991~A, Weekly
  Demand Note, 4.3%, 6/1/26* ......................................................  10,000,000          A1+       10,000,000

Valdez, AK, Marine Terminal, ARCO Transportation Alaska Inc. Project,
  Series 1994A, Tax Exempt Commercial Paper, 3.55%, 2/20/97 .......................   1,200,000          MIG1       1,200,000

Arizona

Apache County, AZ, Industrial Development Revenue, Tuscon Electric Co.,
  Springerville Project, Series 1985 A, Weekly Demand Note, 4.1%, 12/1/20* ........   1,500,000          A1+        1,500,000

Maricopa County, AZ, Industrial Development Authority, Royal Oaks Sun City
  Project, Weekly Demand Note, 4.15%, 9/1/02* .....................................     200,000          MIG1         200,000

Maricopa County, AZ, Pollution Control Revenue, Palos Verde Project,
  Series 1985F, Tax Exempt Commercial Paper, 3.55%, 2/11/97 .......................   1,500,000          A1         1,500,000

Pima County, AZ, Industrial Development Authority, Tucson Electric Power Co.
  Series 1982 A, Weekly Demand Note, 4.1%, 7/1/22* ................................   2,100,000          A1+        2,100,000

Salt River, AZ, Agricultural Improvement District, Tax Exempt Commercial Paper,
  3.55%, 2/20/97 ..................................................................   3,000,000          A1+        3,000,000

California

City of Riverside, CA, Countrywood Apartments, Multi~Family Revenue, Series
  1985D, Weekly Demand Bonds, 4.025%, 5/1/05* .....................................   1,000,000          SS&C       1,000,000

Huntington Beach, CA, Multi~Family Housing Revenue, River Meadows Apartments,
  Series B, Weekly Demand Bonds, 4.125%, 10/1/05* .................................   1,700,000          SS&C       1,700,000

Lancaster, CA, Willows Project Series, Weekly Demand Bonds, 4.15%, 2/1/05* ........   8,650,000          A1+        8,650,000

Los Angeles County, CA, Tax And Revenue Anticipation Notes, Series 1996 A, 4.5%,
  6/30/97 .........................................................................   3,000,000          MIG1       3,009,257

Riverside, CA, Multi~Family Housing Revenue, Polk Apartments, Weekly Demand
  Note, 4.0%, 12/1/05* ............................................................   2,000,000          A1         2,000,000

Colorado

Northglenn, CO, Industrial Development Revenue, 4%, 1/1/09* .......................   1,400,000          MIG1       1,400,000

District Of Columbia

District of Columbia, General Fund Recovery, Series B~3, Daily Demand Note,
  5.1%, 6/1/03* ...................................................................     800,000          A1+          800,000

    The accompanying notes are an integral part of the financial statements.


                         7 - SCUDDER TAX FREE MONEY FUND

                                                                                                      Credit
                                                                                       Principal    Rating (b)      Value ($)
                                                                                      Amount ($)    (Unaudited)     (Note A)
-----------------------------------------------------------------------------------------------------------------------------
District of Columbia, General Obligation, General Fund Recovery, Series B, Daily
  Demand Note, 5.1%, 6/1/03* ......................................................   1,000,000          MIG1       1,000,000

Florida

Broward County, FL, Housing Finance Authority, Welleby Apartments Project, Weekly
  Demand Note, 4.25%, 12/1/06* ....................................................   1,000,000          MIG1       1,000,000

City of Gainsville, FL, Utilities System, Series C, Tax Exempt Commercial Paper:

  3.45%, 2/20/97 ..................................................................   1,600,000          A1+        1,600,000

  3.4%, 3/10/97 ...................................................................   2,000,000          A1+        2,000,000

Dade County, FL, Water and Sewer System Revenue, Series 1994, Weekly Demand
  Note, 4.0%, 10/5/22 (c)* ........................................................   2,100,000          A1+        2,100,000

Jacksonville, FL, Pollution Control Revenue, Florida Power and Light, Series 1994,
  Tax Exempt Commercial Paper, 3.65%, 1/7/97 ......................................   1,000,000          MIG1       1,000,000

Putnam County, FL, Pollution Control Revenue, Seminole Electric Cooperative
  Finance Corp., 1984 Series H~2, Weekly Demand Note, 4.15%, 3/15/14* .............   2,550,000          A1+        2,550,000

Sarasota County, FL, Public Hospital District, Sarasota Memorial Hospital,
  Series 1993A, Tax Exempt Commercial Paper, 3.7%, 2/18/97 ........................   2,000,000          A1         2,000,000

Georgia

DeKalb Private Hospital Authority, Egleston Children's Hospital at Emory
  University, Series 1994 B, Weekly Demand Note, 4.15%, 3/1/24* ...................   5,000,000          A1+        5,000,000

Georgia Municipal Gas Authority Revenues, Southern Portfolio I, Project C,
  Tax Exempt Commercial Paper 3.62%, 1/8/97 .......................................   3,700,000          MIG1       3,700,000

Idaho

Idaho State Tax Anticipation Notes, Series 1996, 4.5%, 6/30/97 ....................   3,000,000          MIG1       3,008,539

Illinois

Illinois Development Finance Authority, Molex Inc. Project, Series 1985, Weekly
  Demand Note, 4.15%, 7/1/05* .....................................................   1,000,000          SS&C       1,000,000

Illinois Educational Facilities Authority, University Pooled Finance Program,
  Weekly Demand Note, 4.25%, 12/1/05 (c)* .........................................   2,275,000          MIG1       2,275,000

Illinois Health Facilities Authority, Rush Presbyterian St. Lukes Hospital,
  Series 1989 A, Tax Exempt Commercial Paper, 3.45%, 3/5/97 .......................   2,500,000          A1+        2,500,000

Pekin, IL, Industrial Development Revenue Refunding Bonds, BOC Group, Series
  1992, Weekly Demand Note, 4.15%, 9/1/12* ........................................   5,000,000          SS&C       5,000,000

Skokie IL, Skokie Fashion Square Weekly Demand Note, Series 1984, 4.125%,
  12/1/14* .......................................................................    2,000,000          MIG1       2,000,000

Indiana

Hoosier Energy Rural Electric Project, Sullivan, IN, Series 1985 L, Tax Exempt
  Commercial Paper:

   3.7%, 1/21/97 .................................................................      400,000          A1+          400,000

    The accompanying notes are an integral part of the financial statements.


                         8 - SCUDDER TAX FREE MONEY FUND

                                                                                                      Credit
                                                                                       Principal    Rating (b)      Value ($)
                                                                                      Amount ($)    (Unaudited)     (Note A)
-----------------------------------------------------------------------------------------------------------------------------
   3.6%, 2/25/97 ..................................................................     400,000          A1+          400,000

Indianapolis, IN, Local Public Improvement Bond Bank Notes, Series 1996 H:

  4.125%, 7/10/97 .................................................................     500,000          SP1+         501,516

  4.125%, 7/10/97 .................................................................   2,000,000          SP1+       2,006,065

Kentucky

Kentucky Development Finance Authority, Healthcare System, Appalachian Regional
  Health Care, Series 1991, Weekly Demand Note, 4.25%, 9/1/06* ....................   1,600,000          MIG1       1,600,000

Mayfield, KY, Multi~City Lease Revenue Kentucky League of Cities Funding Trust,
  Weekly Demand Note, Series 1996, 4.3%, 7/1/26* ..................................   1,400,000          MIG1       1,400,000

Maryland

Anne Arundel County, MD, Baltimore Electric & Gas Company, Tax Exempt
  Commercial Paper, 3.6%, 3/5/97 ..................................................   3,600,000          A1         3,600,000

Massachusetts

Massachusetts Bay Transportation Authority Notes, Massachusetts Series B, 4.75%,
  9/5/97 ..........................................................................   1,000,000          SP1        1,005,204

Michigan

Wayne Charter County, MI, Airport Revenue, Detroit Metropolitan County,
  Series 1996B, Weekly Demand Note, 4.1%, 12/1/16* ................................   3,000,000          MIG1       3,000,000

Minnesota

Cottage Grove, MN, Minnesota Mining and Manufacturing, Series 1982, Weekly
  Demand Note, 4.22%, 8/1/12* .....................................................   1,100,000          A1+        1,100,000

Rochester, MN, Health Care Facility, Mayo Foundation, Mayo Medical Center,
  Series 1992C, Tax Exempt Commercial Paper, 3.6%, 1/23/97 ........................   1,300,000          A1+        1,300,000

Missouri

Missouri HEFA School District Advance Funding Notes, Series 1996 C, Kansas City
  School District, 4.5%, 9/8/97 ...................................................   2,000,000          SP1+       2,007,918

Missouri State Health and Educational Facilities Authority, Health Facilities
  Revenue, Sisters of Mercy, Weekly Demand Note, 4.2%, 6/1/19* ....................   3,000,000          MIG1       3,000,000

St. Charles County, MO, Industrial Development Authority, Multi~Family Housing,
  Sun River Apartments, Weekly Demand Note, 4.15%, 12/1/07* .......................   3,200,000          MIG1       3,200,000

Montana

Montana State General Obligation Unlimited, Tax and Revenue Anticipation Notes,
  Series 1996, 4.5%, 6/27/97 ......................................................   2,000,000          MIG1       2,007,806

New Jersey

Salem County, NJ, Industrial Pollution Control Financing Authority, E.I. du
  Pont de Nemours and Co., Floating Rate Demand Note, 3.65%, 3/1/12* ..............  11,400,000          P1        11,400,000

    The accompanying notes are an integral part of the financial statements.


                         9 - SCUDDER TAX FREE MONEY FUND

                                                                                                      Credit
                                                                                       Principal    Rating (b)      Value ($)
                                                                                      Amount ($)    (Unaudited)     (Note A)
-----------------------------------------------------------------------------------------------------------------------------
New Mexico

Albuquerque, NM, Gross Receipts/Lodgers Tax, Series 1991 Weekly Demand Note,
  4.1%, 7/1/22* ...................................................................   1,000,000          A1+        1,000,000

New York

New York City, NY, General Obligation, Revenue Anticipation Notes, Series
  1996 B, 4.5%, 6/30/97 ...........................................................   5,000,000          MIG1       5,019,487

New York City, NY, General Obligation Series 1994H~3, Tax Exempt Commercial
  Paper, 3.5%, 2/11/97 (c) ........................................................   1,500,000          A1+        1,500,000

North Dakota

Mercer County, ND, Pollution Control Revenue, Cooperative Finance Corp., United
  Power, Weekly Demand Note, 4.15%, 8/15/14* ......................................   3,050,000          A1         3,050,000

Ohio

Hamilton County, OH, Economic Development Revenue, Cincinnati Performing Arts
  Center, Series 1995, Weekly Demand Note, 4.2%, 6/15/05* .........................     635,000          SS&C         635,000

Solon, OH, School District Bond Anticipation Notes, Series 1996~2, 4.0%, 4/15/97
                                                                                      3,000,000          SS&C       3,004,406

Oregon

Oregon General Obligation, Veterans Welfare, Series 1973~E , Weekly Demand Note,
  4.05%, 12/1/16* .................................................................   1,600,000          MIG1       1,600,000

Pennsylvania

Bucks County, PA, Oxford Falls Plaza, Series 1984, Weekly Demand Note, 4.25%,
  10/1/14* ........................................................................   9,100,000          MIG1       9,100,000

Elk County PA, Industrial Development Authority, 3.795%, 3/1/04* ..................   1,000,000          SS&C       1,000,000

Emmaus, PA, General Authority Local Government, Revenue Bond Pool Program,
  Weekly Demand Note:

   4.15%, 3/1/24* .................................................................   2,500,000          A1+        2,500,000

   Series 1989 G, 4.15%, 3/1/24* ..................................................   3,700,000          A1+        3,700,000

   Series 1989 G~5, 4.2%, 3/1/24* .................................................   4,000,000          A1         4,000,000

Erie County, PA, Tax Anticipation Notes, Series 1997, 4.25%, 12/31/97 .............   5,000,000          SS&C       5,012,000

Philadelphia, PA, Tax and Revenue Anticipation Notes, 4.5%, 6/30/97 ...............   2,000,000          MIG1       2,005,211

Philadelphia, PA, School District Tax and Revenue Anticipation Notes,
  Series 1996~1997, 4.5%, 6/30/97 .................................................   5,000,000          SP1        5,011,871

Puerto Rico

Puerto Rico Commonwealth, Tax and Revenue Anticipation Notes, Series 1996, 4.0%,
  7/30/97 .........................................................................   2,000,000          MIG1       2,006,440

South Carolina

Berkley County, SC, General Obligation, Refunding and Improvement Bonds, 6.7%,
  5/1/97 (c) ......................................................................     780,000          AAA          787,101

    The accompanying notes are an integral part of the financial statements.


                        10 - SCUDDER TAX FREE MONEY FUND

                                                                                                      Credit
                                                                                       Principal    Rating (b)      Value ($)
                                                                                      Amount ($)    (Unaudited)     (Note A)
-----------------------------------------------------------------------------------------------------------------------------
South Carolina Public Service Authority, Revenue Promissory Notes, Tax Exempt
  Commercial Paper, 3.45%, 3/5/97 .................................................   3,500,000          P1         3,500,000

Tennessee

Franklin, TN, Industrial Development Revenue, Franklin Oaks Apartments, Weekly
  Demand Note, 4.25%, 12/1/07* ....................................................   6,100,000          MIG1       6,100,000

Texas

Angelina & Neches River Authority of Texas, IDC, Solid Waste Disposal,
  1984 Series D, Daily Demand Note, 5.0%, 5/1/14* .................................     700,000          MIG1         700,000

Board of Regents, University of Texas, System University Fund, Series 1994A,
  Tax Exempt Commercial Paper, 3.7%, 1/21/97 ......................................   3,000,000          MIG1       3,000,000

Brazos, TX, Harbor Institutional Project, Series 1986, Tax Exempt Commercial
  Paper, 3.45%, 3/5/97 ............................................................     600,000          A1           600,000

Camp County, TX, Industrial Development, Pollution Control Revenue, Texas Oil &
  Gas Corp., Floating Rate Demand Bond, 4.3%, 12/1/13* ............................   2,000,000          A1         2,000,000

Gulf Coast Waste Disposal Authority, Texas, Exxon Project, Tax Exempt Commercial
  Paper, 3.6%, 1/14/97 ............................................................   2,000,000          MIG1       2,000,000

Harris County TX, Toll Road, Series 1994 G, Weekly Demand Note, 4.0%, 8/1/20* .....   1,000,000          A1+        1,000,000

Harris County, TX, Tax Anticipation Notes, Series 1996, 4.5%, 2/28/97 .............   2,000,000          MIG1       2,002,299

Port Development Corp., TX, Marine Terminal Refunding Revenue, Stolt Terminals,
  Series 1989, Weekly Demand Note, 4.0%, 1/15/14* .................................   1,500,000          A1+        1,500,000

San Antonio, TX, Electric & Gas City Public Services, Series 1995A, Tax Exempt
  Commercial Paper:

   3.5%, 1/28/97 ..................................................................   2,000,000          A1+        2,000,000

   3.55%, 2/13/97 .................................................................   2,000,000          A1+        2,000,000

San Antonio, TX, Industrial Development Authority, River Center Associates
  Project, Weekly Demand Note, 4.1%, 12/1/12* .....................................   6,300,000          A1         6,300,000

State of Texas, General Obligation, Veterans Housing Assistance Refunding Bonds,
  Series 1995, Weekly Demand Note, 4.0%, 12/1/16* .................................   1,000,000          A1+        1,000,000

Texas Association of School Boards, Certificates of Participation, Tax
  Anticipation Notes, Series 1996, 4.75%, 8/29/97 (c) .............................   1,000,000          MIG1       1,005,202

Texas Tax and Revenue Anticipation Notes, Series 1996, 4.75%, 8/29/97 .............   8,000,000          SP1+       8,055,014

Utah

Salt Lake City, UT, Pooled Hospital Financings, Tax Exempt Commercial Paper,
  3.45%, 2/10/97 ..................................................................   3,600,000          A1+        3,600,000

Virginia

Peninsula Port Authority, VI, Coal Terminal Revenue, Dominion Terminal
  Project, Daily Demand Note, 4.85%, 7/1/16* ......................................     600,000          A1+          600,000

    The accompanying notes are an integral part of the financial statements.


                        11 - SCUDDER TAX FREE MONEY FUND

                                                                                                      Credit
                                                                                       Principal    Rating (b)      Value ($)
                                                                                      Amount ($)    (Unaudited)     (Note A)
-----------------------------------------------------------------------------------------------------------------------------
York County, VI, Pollution Control Revenue, Virginia Electric Power Company,
  Series 1985, Tax Exempt Commercial Paper, 3.8%, 1/15/97 .........................   1,400,000          MIG1       1,400,000

Washington

Washington Health Care Facilities Authority, Sisters of Providence,
  Daily Demand Note:

   Series 1985 B, 5.0%, 10/1/05* ..................................................     300,000          A1+          300,000

   Series 1985~E, 5.0%, 10/1/05* ..................................................     600,000          A1+          600,000

Washington Health Care Facilities Authority, Fred Hutchinson Cancer Research
  Center, Series~A, Daily Demand Note, 5.25%, 1/1/18* .............................   1,000,000          MIG1       1,000,000

Washington State Public Power Supply System, Nuclear Project #1, Series 1993
   1 A-1, Weekly Demand Note, 4.1%, 7/1/17* .......................................   2,300,000          A1         2,300,000

Wisconsin

Milwaukee, WI, Promissory Notes, General Obligation, Series 1996B~6, 3.8%,
  2/15/97 .........................................................................   2,000,000          AA         2,001,558

Wausau, WI, Pollution Control Revenue, Minnesota Mining and Manufacturing,
  Floating Rate Demand Note:

   Series 1983, 4.22%, 12/1/01* ...................................................     900,000          SS&C         900,000

   Series 1982, 4.22%, 8/1/17* ....................................................   2,300,000          A1+        2,300,000

-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio ~ 100.0% (Cost $223,866,894) (a)                                                       223,866,894
-----------------------------------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $223,866,894.

  (b) All of the securities held have been determined by the Adviser to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Securities rated by Scudder (SS&C) have been determined by the Adviser to be of comparable quality to rated eligible securities.

  (c) Bond is insured by one of these companies: FGIC or FSA.

    * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon~equivalent of the Treasury Bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax~exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

    The accompanying notes are an integral part of the financial statements.


                        12 - SCUDDER TAX FREE MONEY FUND

                              Financial Statements

                       Statement of Assets and Liabilities
                             as of December 31, 1996

 Assets
----------------------------------------------------------------------------------------------------------
                  Investments, at value (amortized cost $223,866,894) (Note A) ...........   $ 223,866,894
                  Cash ...................................................................         870,685
                  Receivable for investments sold ........................................          65,000
                  Receivable for Fund shares sold ........................................       3,135,525
                  Interest receivable ....................................................       1,440,218
                  Other assets ...........................................................           6,533
                                                                                             -------------
                  Total assets ...........................................................     229,384,855
Liabilities
----------------------------------------------------------------------------------------------------------
                  Payable for investments purchased ......................................   $   8,091,643
                  Payable for Fund shares redeemed .......................................         843,569
                  Dividends payable ......................................................          54,407
                  Accrued management fee (Note B) ........................................          68,404
                  Other accrued expenses (Note B) ........................................          81,591
                                                                                             -------------
                  Total liabilities ......................................................       9,139,614
                  ----------------------------------------------------------------------------------------
                  Net assets, at value                                                       $ 220,245,241
                  ----------------------------------------------------------------------------------------
 Net Assets
----------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Accumulated net realized loss ..........................................        (696,110)
                  Paid-in capital ........................................................     220,941,351
                  ----------------------------------------------------------------------------------------
                  Net assets, at value                                                       $ 220,245,241
                  ----------------------------------------------------------------------------------------
 Net Asset Value
----------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share ($220,245,241 /
                     220,070,917 outstanding shares of beneficial interest, $.01 par value,  -------------
                     unlimited number of shares authorized) ..............................   $        1.00
                                                                                             -------------

    The accompanying notes are an integral part of the financial statements.


                        13 - SCUDDER TAX FREE MONEY FUND

                             Statement of Operations
                          year ended December 31, 1996

Investment Income
----------------------------------------------------------------------------------------------------------
                 Interest ................................................................   $   8,085,755
                                                                                             -------------

                 Expenses:
                 Management fee (Note B) .................................................       1,134,327
                 Services to shareholders (Note B) .......................................         288,197
                 Custodian and accounting fees (Note B) ..................................          87,799
                 Trustees' fees (Note B) .................................................          38,096
                 Reports to shareholders .................................................          46,682
                 Auditing ................................................................          39,739
                 Registration fees .......................................................          31,463
                 Legal ...................................................................          14,479
                 Other ...................................................................          16,632
                                                                                             -------------
                 Total expenses before reductions ........................................       1,697,414
                 Expense reductions (Note B) .............................................        (103,572)
                                                                                             -------------
                 Expenses, net ...........................................................       1,593,842
                 -----------------------------------------------------------------------------------------
                 Net investment income                                                           6,491,913
                 -----------------------------------------------------------------------------------------

Realized and unrealized gain on investment transactions
----------------------------------------------------------------------------------------------------------
                 -----------------------------------------------------------------------------------------
                 Net realized gain from investments                                                  3,478
                 -----------------------------------------------------------------------------------------

                 -----------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                        $   6,495,391
                 -----------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                        14 - SCUDDER TAX FREE MONEY FUND

                       Statements of Changes in Net Assets

                                                                                   Years Ended December 31,
 Increase (Decrease) in Net Assets                                                   1996            1995
 --------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income .......................................  $   6,491,913   $   7,694,437
                  Net realized gain (loss) from investment transactions .......          3,478            (915)
                                                                                 -------------   -------------
                  Net increase in net assets resulting from operations ........      6,495,391       7,693,522
                                                                                 -------------   -------------
                  Distributions to shareholders from net investment income ....     (6,491,913)     (7,694,437)
                                                                                 -------------   -------------
                  Fund share transactions at net aset value of $1.00 per share:
                  Shares sold .................................................    544,612,524     502,020,783
                  Shares issued to shareholders in reinvestment of ............      5,875,747       6,965,743
                  distributions
                  Shares redeemed .............................................   (569,334,268)   (526,671,999)
                                                                                 -------------   -------------
                  Net decrease in net assets from Fund share transactions .....    (18,845,997)    (17,685,473)
                                                                                 -------------   -------------
                  Decrease in net assets ......................................    (18,842,519)    (17,686,388)
                  Net assets at beginning of period ...........................    239,087,760     256,774,148
                                                                                 -------------   -------------
                  Net assets at end of period .................................  $ 220,245,241   $ 239,087,760
                                                                                 -------------   -------------

    The accompanying notes are an integral part of the financial statements.


                        15 - SCUDDER TAX FREE MONEY FUND

                              Financial Highlights


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                    Years Ended December 31,
                                         1996    1995    1994    1993     1992    1991    1990    1989     1988    1987
 -------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning            -----------------------------------------------------------------------------------
   of period.........................  $1.000   $1.000  $1.000  $1.000  $1.000   $1.000  $1.000  $1.000  $1.000   $1.000
                                       -----------------------------------------------------------------------------------
 Net investment income...............    .029     .032    .022    .018    .025     .041    .053    .057    .046     .040
 Less distributions from net
   investment income.................  (.029)   (.032)  (.022)  (.018)  (.025)   (.041)  (.053)  (.057)  (.046)   (.040)
                                       -----------------------------------------------------------------------------------
 Net asset value, end of period......  $1.000   $1.000  $1.000  $1.000  $1.000   $1.000  $1.000  $1.000  $1.000   $1.000
                                       -----------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------------------
 Total Return (%)....................    2.91     3.27    2.26    1.86    2.54     4.20    5.44    5.83    4.73     4.03
 Ratios and Supplemental Data
 Net assets, end of period
  ($ millions).......................     220      239     257     222     267      279     303     279     358      390
 Ratio of operating expenses net,
   to average daily net assets (%)...     .70      .75     .77     .75     .73      .70     .72     .70     .67      .66
 Ratio of operating expenses before
   expense reductions to average
   daily net assets..................     .75      .75     .77     .75     .73      .70     .72     .70     .67      .66
 Ratio of net investment income to
   average daily net assets (%)......    2.86     3.21    2.24    1.84    2.53     4.12    5.30    5.67    4.61     4.03


                        16 - SCUDDER TAX FREE MONEY FUND

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Tax Free Money Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open~end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a~7 under the Investment Company Act of 1940, as amended, and pursuant to which the Fund must adhere to certain conditions. Under this method, which does not take into account unrealized securities gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

As of December 31, 1996, the Fund had a net tax basis capital loss carryforward of approximately $696,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until, December 31, 2000 ($7,000), December 31, 2001 ($29,000), and December 31, 2002 ($38,000), December
31, 2003 ($78,000), December 31, 2004 ($544,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of twelve o'clock noon each business day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade date basis (which in most cases is the same as the settlement date). Interest income is accrued pro rata to maturity. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

                               B. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.50% on the first $500,000,000 of average daily net assets, and 0.48% of such net assets in excess of $500,000,000, computed and accrued daily and payable


                        17 - SCUDDER TAX FREE MONEY FUND
monthly. The Agreement provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. In addition, effective August 1, 1996, the Adviser has agreed to maintain the annualized expenses of the Fund at not more than .65% of average daily net assets until April 30, 1997. For the year ended December 31, 1996, the Adviser imposed fees amounting to $1,030,755, which was equivalent to an annual effective rate of
 .45% of the Fund's average daily net assets. The Adviser did not impose fees amounting to $103,572.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1996, the amount charged to the Fund by SSC aggregated $221,703 of which $16,977 is unpaid at December 31, 1996.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1996, the amount charged to the Fund by SFAC aggregated $45,463, of which $3,795 is unpaid at December 31, 1996.

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the year ended December 31, 1996, Trustees' fees and expenses aggregated $38,096.


                        18 - SCUDDER TAX FREE MONEY FUND

                        Report of Independent Accountants


To the Trustees and Shareholders of the Scudder Tax Free Money Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Tax Free Money Fund, including the investment portfolio, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Tax Free Money Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
January 31, 1997


                        19 - SCUDDER TAX FREE MONEY FUND

                                 Tax Information


Of the dividends paid by the Scudder Tax Free Money Fund from net investment income for the taxable year ended December 31, 1996, 100% were exempt interest dividends which are tax exempt for purposes of regular federal income tax, and for purposes of the federal alternative minimum tax.


                        20 - SCUDDER TAX FREE MONEY FUND

                          Shareholder Meeting Results

A special meeting of shareholders of Scudder Tax Free Money Fund was held on Tuesday, December 10, 1996, at the offices of Scudder, Stevens & Clark, Inc., 13th floor, Two International Place, Boston, MA. The three matters voted upon by the shareholders and the resulting votes for each matter are presented below.

1. The election of seven Trustees to hold office until their respective successors shall have been duly elected and qualified.



                                                       Number of Votes:

                Trustee                      For                    Withheld              Broker Non-Votes*
                -------                      ---                    --------              ----------------
       David S. Lee                      111,927,350                1,093,049                     0
       E. Michael Brown                  111,233,395                1,787,003                     0
       Dawn-Marie Driscoll               111,827,861                1,192,537                     0
       Peter B. Freeman                  111,731,560                1,288,838                     0
       George M. Lovejoy                 111,876,664                1,143,734                     0
       Kathryn L. Quirk                  111,209,474                1,810,924                     0
       Jean C. Tempel                    111,879,847                1,140,552                     0



2. Ratification or rejection of the action taken by the Board of Directors in selecting Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending December 31, 1997.

                                                       Number of Votes:
                                                       ----------------

                For                       Against                    Abstain               Broker Non-Votes*
                ---                       -------                    -------               -----------------
            110,775,096                  1,117,083                  1,128,219                     0


3. Approval or disapproval of the elimination, addition or amendment of certain fundamental investment policies.

     A. Amendments to the Fund's investment restriction with respect to investments in real estate.

                For                      Against                    Abstain              Broker Non-Votes*
                ---                      -------                    -------              -----------------

            102,416,166                 10,523,500                   47,603                    33,129


     B. Amendment to the Fund's investment restriction regarding the issuance of senior securities.

                For                      Against                    Abstain               Broker Non-Votes*
                ---                      -------                    -------               -----------------
            103,347,702                 9,591,964                    47,603                     33,129


                        21 - Scudder Tax Free Money Fund


     C. Amendments to the Fund's investment restriction with respect to concentration of its assets.

                For                      Against                    Abstain               Broker Non-Votes*
                ---                      -------                    -------               -----------------
            103,663,129                 9,286,564                    37,576                     33,129


     D. Elimination of the Fund's investment restriction concerning securities eligible for purchase.

                 For                      Against                    Abstain               Broker Non-Votes*
                 ---                      -------                    -------               -----------------
             103,373,956                 9,575,737                    37,576                     33,129


     E. Amendments to the Fund's investment restriction with respect to municipal securities.

                For                      Against                    Abstain               Broker Non-Votes*
                ---                      -------                    -------               -----------------
            103,629,032                 9,320,660                    37,576                     33,129


     F. Amendments to the Fund's investment restriction with respect to diversification.

                For                      Against                    Abstain               Broker Non-Votes*
                ---                      -------                    -------               -----------------
            103,778,341                 9,171,351                    37,576                     33,129

----------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                        22 - Scudder Tax Free Money Fund

                      This page intentionally left blank.



                        23 - Scudder Tax Free Money Fund

                      This page intentionally left blank.



                        24 - Scudder Tax Free Money Fund

                             Officers and Trustees

David S. Lee*
President and Trustee

E. Michael Brown*
Trustee

Dawn-Marie Driscoll
Trustee; Executive Fellow, Center for Business Ethics;
President, Driscoll Associates

Peter B. Freeman
Trustee; Corporate Director and Trustee

George M. Lovejoy, Jr.
Trustee; President and Director, Fifty Associates

Kathryn L. Quirk*
Vice President and Trustee

Jean C. Tempel*
Trustee; General Partner, TL Ventures

Donald C. Carleton*
Vice President

K. Sue Cote*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

----------
* Scudder, Stevens & Clark, Inc.

                        25 - Scudder Tax Free Money Fund

                       Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
------------
     Scudder U.S. Treasury Money Fund
     Scudder Cash Investment Trust


Tax Free Money Market+
----------------------
     Scudder Tax Free Money Fund
     Scudder California Tax Free Money Fund*
     Scudder New York Tax Free Money Fund*

Tax Free+
---------
     Scudder Limited Term Tax Free Fund
     Scudder Medium Term Tax Free Fund
     Scudder Managed Municipal Bonds
     Scudder High Yield Tax Free Fund
     Scudder California Tax Free Fund*
     Scudder Massachusetts Limited Term Tax Free Fund*
     Scudder Massachusetts Tax Free Fund*
     Scudder New York Tax Free Fund*
     Scudder Ohio Tax Free Fund*
     Scudder Pennsylvania Tax Free Fund*


U. S. Income
------------
     Scudder Short Term Bond Fund
     Scudder Zero Coupon 2000 Fund
     Scudder GNMA Fund
     Scudder Income Fund
     Scudder High Yield Bond Fund

Global Income
-------------
     Scudder Global Bond Fund
     Scudder International Bond Fund
     Scudder Emerging Markets Income Fund

U.S. Growth and Income
----------------------
     Scudder Balanced Fund
     Scudder Growth and Income Fund

U.S. Growth
-----------
     Value
        Scudder Large Company Value Fund
        Scudder Value Fund
        Scudder Small Company Value Fund
        Scudder Micro Cap Fund

     Growth
        Scudder Classic Growth Fund
        Scudder Quality Growth Fund
        Scudder Development Fund
        Scudder 21st Century Growth Fund

Global Growth
-------------
     Worldwide
        Scudder Global Fund
        Scudder International Fund
        Scudder Global Discovery Fund
        Scudder Emerging Markets Growth Fund
        Scudder Gold Fund

     Regional
        Scudder Greater Europe Growth Fund
        Scudder Pacific Opportunities Fund
        Scudder Latin America Fund
        The Japan Fund

Asset Allocation
----------------
     Scudder Pathway Conservative Portfolio
     Scudder Pathway Balanced Portfolio
     Scudder Pathway Growth Portfolio
     Scudder Pathway International Portfolio

Retirement Programs
-------------------
     IRA
     SEP IRA
     SIMPLE IRA
     Keogh Plan
     401(k), 403(b) Plans
     Scudder Horizon Plan *+++ +++ (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------

     The Argentina Fund, Inc.
     The Brazil Fund, Inc.
     The First Iberian Fund, Inc.
     The Korea Fund, Inc.
     The Latin America Dollar Income Fund, Inc.
     Montgomery Street Income Securities, Inc.
     Scudder New Asia Fund, Inc.
     Scudder New Europe Fund, Inc.
     Scudder World Income Opportunities Fund, Inc.

----------

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed from expected least to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                        26 - Scudder Tax Free Money Fund

                             How to Contact Scudder

Account Service and Information
--------------------------------------------------------------------------------

     For existing account services and transactions
        Scudder Investor Relations -- 1-800-225-5163

     For 24 hour account information, fund information, exchanges, and an overview of all the services available to you
        Scudder Electronic Account Services -- http://funds.scudder.com

     For information about your Scudder accounts, exchanges and redemptions
        Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information
--------------------------------------------------------------------------------

     For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions
        Scudder Investor Relations -- 1-800-225-2470
                                      Investor_Relations@scudder.com
        Scudder's World Wide Web Site -- http://funds.scudder.com

     For establishing 401(k) and 403(b) plans
        Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services
--------------------------------------------------------------------------------

     To   receive  information  about this  discount  brokerage  service  and to obtain an application
        Scudder Brokerage Services* -- 1-800-700-0820

Please address all correspondence to
--------------------------------------------------------------------------------

       The Scudder Funds
       P.O. Box 2291
       Boston, Massachusetts
       02107-2291

Or Stop by a Scudder Funds Center
--------------------------------------------------------------------------------

      Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

        Boca Raton        Chicago         San Francisco
        Boston            New York

      For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call: 1-800-541-7703. For information on Scudder Institutional Funds**, funds designed to meet the broad investment management and service needs of banks and other institutions, call: 1-800-854-8525.

----------

Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.
* Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061 -- Member NASD/SIPC.
** Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

                        27 - Scudder Tax Free Money Fund

                 Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

Shares of Scudder Tax Free Money Fund are not insured or guaranteed by the U.S. government. Scudder Tax Free Money Fund seeks to maintain a constant net asset value of $1.00 per share, but there can be no assurance that the stable net asset value will be maintained.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER